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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 29, 2002

                                 ---------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
                     (FORMERLY RELIANT ENERGY, INCORPORATED)
             (Exact name of registrant as specified in its charter)

             TEXAS                       1-3187                 22-3865106
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                    1111 LOUISIANA
                    HOUSTON, TEXAS                    77002
     (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

         99.1 CenterPoint Energy Houston Electric, LLC Slide

ITEM 9.  REGULATION FD DISCLOSURE.

         A copy of a slide presenting the external debt balances of CenterPoint Energy, Inc. that CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston") expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit
99.1. A copy of the slide will also be available on CenterPoint Energy, Inc.'s website, www.centerpointenergy.com. The slide is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide will not be incorporated by reference into any registration statement filed by CenterPoint Houston under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide is not intended to, and does not, constitute a determination or admission by CenterPoint Houston that the information in the slide is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Houston or any of its affiliates.

     Some of the statements in the slide may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. CenterPoint Houston has based its forward-looking statements on its management's beliefs and assumptions based on information available at the time the statements are made. CenterPoint Houston cautions you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by CenterPoint Houston's forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and CenterPoint Houston undertakes no obligation to update or revise publicly any forward-looking statements.

     In addition to the matters described in the slide, the following list identifies some of the factors that could cause actual results to differ from those expressed or implied by CenterPoint Houston's forward-looking statements:

o state, federal and international legislative and regulatory actions or developments, including deregulation, re-regulation and restructuring of the electric utility industry, constraints placed on CenterPoint Houston's activities by the Public Utility Holding Company Act of 1935, changes in or application of laws or regulations applicable to other aspects of CenterPoint Houston's business and actions with respect to, among other things:

       -- approval of stranded costs;

       -- allowed rates of return;

       -- rate structures;

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       -- recovery of investments; and

       -- operation and construction of facilities;

o non-payment for CenterPoint Houston's services due to financial distress of its customers, including its largest customer, Reliant Resources, Inc.;

o the successful and timely completion of CenterPoint Houston's capital projects;

o industrial, commercial and residential growth in CenterPoint Houston's service territory and changes in market demand and demographic patterns;

o    changes in business strategy or development plans;

o    unanticipated changes in interest rates or rates of inflation;

o    unanticipated changes in operating expenses and capital expenditures;

o    weather variations and other natural phenomena;

o commercial bank and financial market conditions, CenterPoint Houston's access to capital, the cost of such capital, receipt of certain approvals under the Public Utility Holding Company Act of 1935, and the results of CenterPoint Houston's financing and refinancing efforts, including availability of funds in the debt capital markets for transmission and distribution companies;

o    actions by rating agencies;

o    legal and administrative proceedings and settlements;

o    changes in tax laws;

o inability of various counterparties to meet their obligations with respect to CenterPoint Houston's financial instruments;

o    changes in technology;

o significant changes in CenterPoint Houston's relationship with its employees, including the availability of qualified personnel and the potential adverse effects if labor disputes or grievances were to occur;

o significant changes in critical accounting policies material to CenterPoint Houston;

o acts of terrorism or war, including any direct or indirect effect on CenterPoint Houston's business resulting from terrorist attacks such as occurred on September 11, 2001 or any similar incidents or responses to those incidents;

o    the availability and price of insurance;



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o    the outcome of the pending securities lawsuits against Reliant Energy,
     Incorporated and Reliant Resources, Inc.;

o the outcome of the SEC investigation relating to the treatment in CenterPoint Houston's consolidated financial statements of certain activities of Reliant Resources, Inc.;

o the reliability of the systems, procedures and other infrastructure necessary to operate the retail electric business in CenterPoint Houston's service territory, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas, Inc.;

o political, legal, regulatory and economic conditions and developments in the United States; and

o    other factors discussed in CenterPoint Houston's filings with the SEC.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: October 29, 2002                   By: /s/ Rufus S. Scott
                                             -----------------------------------
                                             Rufus S. Scott
                                             Vice President, Deputy General
                                             Counsel and Assistant Secretary


                                  EXHIBIT INDEX


           Exhibit
           Number               Exhibit Description
           ------               -------------------

            99.1        CenterPoint Energy Houston Electric, LLC
                        Slide






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